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                                                                  EXHIBIT 10.20


                                PROMISSORY NOTE


WEST GATE BANK                     MAKERS  Transcrypt International, LTD., BY
1204 West "O" Street                       Transcrypt International, Inc., Its
Lincoln, Nebraska 68528                    General Partner


Principal Amount   $500,000.00
First Payment Due Date  June 11, 1995           Loan No.  3698
Final Payment Due Date  May 11, 2000            Date      May 11, 1995

        FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of West Gate Bank, its successors and assigns, of Lincoln, Nebraska, at its offices in said city, the principal sum of Five Hundred Thousand & no/100's Dollars ($**500,000.00**); said principal and charges are payable in Fifty Nine (59) installments of $10,505.63 EST each and One installment of $10,505.08 EST each, with the first payment due on the 11th day of June, 1995, and continuing on the same day monthly thereafter to and including the above-described due date, at which time the entire unpaid principal and interest then remaining due shall be payable. Every payment shall be applied first to interest computed in full to the date payment is actually received and the remainder to principal. Payment may be made in advance in any amount. The amount due per payment may be adjusted periodically if the agreed rate of interest is variable (see below).

        The rate of interest on this obligation is as follows:

        [ ] The agreed rate of interest on unpaid principal balance until paid is ________________per annum.

        [XX] the agreed rate of interest is at a variable rate which, at the beginning of this note is 9-1/2 percent (Nine & 1/2%) per annum, and shall be adjusted Daily from the date this note is executed to reflect a rate of 1/2% Above The National Prime Lending Rate.

        The payment of this note is secured by a Security Agreement dated May 11, 1995, given to West Gate Bank as trustee, on the following described: S/A's.

               Inventory & Equipment & Miscellaneous Items Listed

        Upon the failure to pay any installment promptly as herein agreed, this note shall, at the option of the holder and without notice or demand, become immediately due and payable. The holder may also declare this note immediately due and payable without demand or notice on the death of any of the debtors, or the insolvency or bankruptcy of any of the debtors, or if a writ or order of attachment or garnishment, or tax lien may be issued or made against any of the property of the debtor. In the event that this note becomes immediately due and payable as herein provided, the balance due, less unearned finance charges, shall draw interest at rate set forth above until paid. Failure to exercise the right of acceleration or any other right, shall not constitute a waiver of the right to exercise such option in the event of any subsequent default.

        The makers, endorsers and sureties of this note hereby waive demand, presentment for payment, and notice of non-payment, and consent that the holder hereof shall have the right to deal in any lawful way at any time with any party hereto, including sureties and endorsers, including the granting of one or more extensions of time of payment, and the release of any security in any manner, without effecting the personal liability of any party hereto; and all makers, endorsers, and sureties hereby stipulate and agree that this note is executed with reference to, and upon the credit of their separate estates.

        I also give you as security the right of set off against any deposit balances I might have in any account which is in your possession.

        The undersigned makers hereof and all persons obligated on this loan as hereinbefore set forth, hereby acknowledge receipt of a statement in writing in connection with this loan, as required by law.

Transcrypt International, LTD, By
Transcrypt International, Inc., Its
General Partner                                4800 NW 1st Street
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                                      Address
/s/ JOHN T. CONNOR                             Lincoln, Ne. 68521-9918
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    John T. Connor, Chairman & CEO    Address

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                                      Address

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Purpose: Purchase of Equipment